Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C.SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Amscan Holdings, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Gerald C. Rittenberg, Chief Executive Officer, and Michael A. Correale, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald C. Rittenberg

Gerald C. Rittenberg

Chief Executive Officer

/s/ Michael A. Correale

Michael A. Correale

Chief Financial Officer

Date: March 30, 2012